UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 18, 2022

Conifer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 West Merrill Street, Suite 200

Birmingham, MI 48009

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CNFR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Conifer Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the "Annual Meeting") on May 18, 2022.  Matters voted upon at the Annual Meeting were: (i) election of four members of the Board of Directors for terms expiring in 2025; (ii) ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for 2022; (iii) advisory vote to approve our named executive officers’ compensation; and (iv) advisory vote on the frequency of future advisory votes on executive compensation.  For more information about the aforementioned proposals, see Conifer's Proxy Statement dated April 7, 2022.  As of the March 21, 2022 record date, there were 9,707,817 shares of common stock outstanding and entitled to vote.  At the Annual Meeting, 8,231,792, or 84.79%, of the common stock were represented in person or by proxy, constituting a quorum.  The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 -  Election of John Melstrom, Andrew Petcoff, Joseph Sarafa, and Richard Jamison Williams, Jr. as directors each for a three-year term expiring in 2025.

Director Name	For	Withheld	Broker Non-Votes
John Melstrom	7,447,162	123,804	660,826
Andrew Petcoff	7,369,912	201,054	660,826
Joseph Sarafa	7,446,173	124,793	660,826
Richard Jamison Williams, Jr.	7,447,142	123,824	660,826

Proposal No. 2 -  Ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain
8,228,965	2,827	—

Proposal No. 3 -  Advisory vote to approve our named executive officers’ compensation.

For	Against	Abstain	Broker Non-Votes
7,172,188	320,603	78,175	660,826

Proposal No. 4 -  Advisory vote on the frequency of future advisory votes on executive compensation.

1 year	2 years	3 years	Abstain
1,301,681	4,752	6,192,503	72,030

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings Inc.

Date: May 23, 2022	By:	/s/ BRIAN J. RONEY
Brian J. Roney
President